Property, plant and equipment	6 Months Ended
Jun. 30, 2021
Disclosure of property, plant and equipment [text block] [Abstract]
Property, plant and equipment
6.	Property, plant and equipment

During the six months ended June 30, 2021, the Group acquired property, plant and equipment with a cost of £51.0 million (six months ended June 30, 2020: £8.2 million). In addition, the Group recognised property, plant and equipment on acquisition of subsidiaries with a cost of £56.1 million (six months ended June 30, 2020: £nil). Details of property, plant and equipment recognised on acquisition of subsidiaries are set out in Note 4.